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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: February 26, 2001


                              CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
        ----------------------------------------------------------------
                           (Exact Name of Registrant)


         New York                        333-64131              13-3436103
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


                    343 Thornall Street, Edison, NJ               08837
                    ----------------------------------------    ----------
                    (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600


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Item 5.  Other Events:


         On or about December 26, 2000, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2 and Series 2000-3 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          ---------------

                  20.1 Monthly Reports with respect to the February 26, 2001 distribution


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13, 2001

                                             THE CHASE MANHATTAN BANK,
                                             As Paying Agent, on behalf
                                             of Chase Funding, Inc.

                                             By: /s/ Andrew M. Cooper
                                                --------------------------------
                                                Name:  Andrew M. Cooper
                                                Title: Trust Officer


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                                    INDEX TO EXHIBITS
                                    -----------------

Exhibit No.                         Description
-----------                         -----------
20.1                                Monthly Reports with respect to the
                                    distribution to certificateholders on
                                    February 26, 2001.